CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY
                    WITH SECURITIES AND EXCHANGE COMMISSION
                         ASTERISKS DENOTE SUCH OMISSION

                                                                   EXHIBIT 10.45


                             DATE: DECEMBER 20, 2002





                             ELAN CORPORATION, PLC.

                                       AND

                            PAR PHARMACEUTICAL, INC.





                              TERMINATION AGREEMENT
                                   RELATING TO
                    DEVELOPMENT, LICENCE AND SUPPLY AGREEMENT
                             DATED 11 DECEMBER 2001





CONTROLLED RELEASE ET AL. / NOMINATED COMPOUNDS


                             Exhibit 10.45 - Page 1
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THIS TERMINATION AGREEMENT is made  December 20, 2002

BETWEEN:

(1) ELAN CORPORATION, PLC., a public limited company incorporated under the laws of Ireland and having its registered office at Lincoln House, Lincoln Place, Dublin 2, Ireland ("ELAN"); and

(2) PAR PHARMACEUTICAL, INC., a company organized under the laws of New Jersey, with offices at One Ram Ridge Road, Spring Valley, New York 10977, United States of America ("PAR")





RECITALS:

(A) Elan and Par entered into a development, licence and supply agreement dated 11 December 2001 (the "ORIGINAL AGREEMENT").

(B)      Pursuant  to  the  Original   Agreement,   the  parties   selected  for
         development the Compound ********** and Elan has subsequently conducted development work to apply the Elan Technology to such Compound.

(C) Elan and Par now wish to terminate the Original Agreement, on the terms and conditions set out in this Termination Agreement.

NOW IT IS HEREBY AGREED AS FOLLOWS in consideration of the premises and mutual covenants promises herein contained:


1.       DEFINITIONS AND INTERPRETATION
         ------------------------------
Except where expressly provided to the contrary in this Termination Agreement:

1.1. all capitalised terms used in this Termination Agreement shall have the same meanings as are assigned thereto in the Original Agreement; and

1.2.     "TERMINATION DATE" shall mean December 20, 2002.

2.       TERMINATION
         -----------

2.1. The Original Agreement is hereby terminated with effect from the Termination Date.

2.2.     For the avoidance of doubt:

         2.2.1 the license granted by Elan to Par to import, use, offer for sale and sell the Products in the Territory is hereby terminated with effect from the Termination Date;

         2.2.2 development work in respect of the Compound ********** is hereby abandoned;

         2.2.3    Elan shall remain the owner of the Elan Intellectual Property;

         2.2.4    no further Compounds will be selected for development; and

                             Exhibit 10.45 - Page 2

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         2.2.5    Par's  obligation  not to develop,  market or sell a Competing
                  Product is hereby terminated with effect from the Termination Date.

3.       EXISTING RIGHTS
         ---------------

Except as expressly provided to the contrary in this Termination Agreement, each of the parties hereby waives all and any claims it may have against any other party as at the date hereof in respect of any breach of the Original Agreement.

4.       SURVIVAL
         --------

Termination of the Original Agreement shall be without prejudice to:

4.1. the provisions of the Original Agreement relating to confidentiality, which shall accordingly survive until the 7th (seventh) anniversary of the Termination Date, and provisions ancillary thereto; or

4.2.      any other agreement between Elan and Par.

5.        FINANCIAL PROVISIONS
          --------------------

Within five business days of the Termination Date, Par shall pay to Elan the non-refundable sum of US$ 651,797 (o United States dollars), being the total amount outstanding in respect of development work up to and including the Termination Date and being in complete satisfaction of all amounts payable to Elan in respect of development or otherwise pursuant to the terms of the Original Agreement. Such payment shall be made by bank transfer without any deduction, set off or withholding whatsoever.

6. PATENT OPINION.
-----------------

Elan shall have not right to, and shall not, rely on any opinion of Frommer Lawrence & Haug LLP in respect of any intellectual property matters related to
**********.

6.       FURTHER ASSURANCE
         -----------------

At the request of any of the parties, each other party shall (and shall use reasonable efforts to procure that any other necessary persons shall) execute and perform all such documents, acts and things as may reasonably be required subsequent to the execution of this Termination Agreement for assuring to or vesting in the requesting party the full benefit of the terms hereof.

7.       COUNTERPARTS
         ------------

This Termination Agreement may be signed in any number of counterparts with the same effect as if the signatures to each counterpart were upon a single instrument, and all such counterparts together shall be deemed an original of this Termination Agreement.

8.       GOVERNING LAW AND JURISDICTION
         ------------------------------

This Termination Agreement shall be governed by the laws of the State of New York, excluding its conflict of laws rules. Any dispute arising shall be disposed of in the same manner as a dispute under the Original Agreement.

IN WITNESS WHEREOF the parties hereto have executed this Termination Agreement.

                             Exhibit 10.45 - Page 3


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SIGNED                                      SIGNED

By: /s/ Alex Nesbitt                        By:  /s/ Scott Tarriff
   --------------------------------------        -------------------------------
   For and on behalf of                          for and on behalf of
   ELAN CORPORATION, PLC.                        PAR PHARMACEUTICAL, INC.

                             Exhibit 10.45 - Page 4